Exhibit 10(l)

FIFTH AMENDMENT TO SECOND AMENDED AND
RESTATED LOAN AND SECURITY AGREEMENT

THIS FIFTH AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT ("Fourth Amendment") is made as of this 7th day of June, 2013, by and among BANK OF AMERICA, N.A., a national banking association ("Bank of America") with an office at 135 South LaSalle Street, 4th Floor, Chicago, Illinois 60603, individually as a Lender and as Agent ("Agent") for itself and any other financial institution which is or becomes a party hereto (each such financial institution, including Bank of America, is referred to hereinafter individually as a "Lender" and collectively as the "Lenders"), the LENDERS and MFRI, INC., a Delaware corporation ("MFRI"), MIDWESCO FILTER RESOURCES, INC., a Delaware corporation ("Midwesco"), PERMA-PIPE, INC., a Delaware corporation ("Perma-Pipe"), TC NILES CORPORATION (f/k/a THERMAL CARE, INC.), a Delaware corporation ("Thermal Care"), TDC FILTER MANUFACTURING, INC., a Delaware corporation ("TDC"), MIDWESCO MECHANICAL AND ENERGY, INC., a Delaware corporation ("Mechanical") and PERMA-PIPE INTERNATIONAL COMPANY, LLC, a Delaware limited liability company ("Perma-Pipe International") and PERMA-PIPE CANADA, INC., a Delaware corporation ("Perma-Pipe Canada"). Capitalized terms used in this Agreement have the meanings assigned to them in Appendix A, General Definitions. Accounting terms not otherwise specifically defined herein shall be construed in accordance with GAAP consistently applied. MFRI, Midwesco, Perma-Pipe, Thermal Care, TDC, Mechanical, Penna-Pipe International and Perma-Pipe Canada are sometimes hereinafter referred to individually as a "Borrower" and collectively as "Borrowers".

WHEREAS, Borrowers, Agent, and the Lender signatories thereto hereto entered into that certain Second Amended and Restated Loan and Security Agreement dated April 30, 2012 as amended by a certain First Amendment to Second Amended and Restated Loan and Security Agreement by and among Borrowers, Agent and the Lender signatories thereto dated June 8, 2012, by a certain Second Amendment to Second Amended and Restated Loan and Security Agreement by and among Borrowers, Agent and the Lender signatures thereto dated October 12, 2012, by a certain Third Amendment to Second Amended and Restated Loan and Security Agreement by and among Borrowers, Agent and the Lender signatures thereto dated March IS, 2013 and by a certain Fourth Amendment to Second Amended and Restated Loan and Security Agreement dated April 25, 2013 (said Second Amended and Restated Loan and Security Agreement, as amended fr01l1 time to time, the "Loan Agreement");

NOW, THEREFORE, in consideration of the following terms and conditions, the parties agreed as follows:

1.	Definitions. Except as otherwise specifically provided for herein, all capitalized terms used herein without definition shall have the meanings contained in the Loan Agreement.

2.
Consent to Sale. Agent and Lenders consent to the sale by Mechanical of all or substantially all of its assets and business ("Mechanical Sale") so long as: (i) the net sales proceeds received by Mechanical for such transaction are not less than $200,000 and such net sales proceeds are applied to the Loans when received as provided in subsection 3.3.1 of the Loan Agreement; (ii) after giving effect to such Mechanical Sale no Default or Event of Default exists; (iii) prior to the consummation of the Mechanical Sale, true and complete copies of the material documents and agreements (in substantially final form) evidencing the Mechanical Sale have been delivered to Agent and the terms and conditions of such documents and agreements shall have been reasonably acceptable to Agent; and (iv) the Mechanical Sale is consummated on or prior to June 30, 2013.

Exhibit 10(l)

3.
Consent to Guaranty of Performance Bond. Agent and Lenders consent to Borrowers providing unsecured guaranties of performance bonds of MM&E, LLC, the person acquiring the Mechanical assets and business so long as (x) the aggregate amount of such outstanding performance bonds so guaranteed does not exceed $25,000,000 at any time, and (y) no such guarantees are given or dated on or after June 1, 2015,

4.	Conditions Precedent. This Fifth Amendment shall become effective when Borrowers, Agent and Lenders shall each have executed and delivered to each other this Fifth Amendment.

5.	Governing Law. This Fifth Amendment shall be governed by, and construed in accordance with, the laws of the State of Illinois, without regard to the principles thereof relating to conflict of laws.

6.	Execution in Counterparts. This Fifth Amendment may be executed in any number of counterparts, which shall, collectively and separately, constitute one Agreement.

7.	Continuing Effect. Except as otherwise provided herein, the Loan Agreement remains in full force and effect.
(Signature Page Follows)

Exhibit 10(l)

(Signature Page to Fifth Amendment to Second
Amended and Restated Loan and Security Agreement)

MFRI, INC. By: /s/ Karl J. Schmidt
Karl J. Schmidt
Vice President and Chief Financial Officer

MIDWESCO FILTER RESOURCES, INC. By: /s/ Michael D. Bennett
Michael D. Bennett
Vice President, Secretary and Treasurer

PERMA‑PIPE, INC. By: /s/ Michael D. Bennett
Michael D. Bennett
Vice President, Secretary and Treasurer

TC Niles Corporation (f/k/a THERMAL CARE, INC.) By: /s/ Michael D. Bennett
Michael D. Bennett
Vice President, Secretary and Treasurer

TDC FILTER MANUFACTURING, INC. By: /s/ Michael D. Bennett
Michael D. Bennett
Vice President, Secretary and Treasurer

MIDWESCO MECHANICAL AND ENERGY, INC. By: /s/ Michael D. Bennett
Michael D. Bennett
Vice President, Secretary and Treasurer

PERMA‑PIPE INTERNATIONAL COMPANY, LLC. By: /s/ Michael D. Bennett
Michael D. Bennett
Vice President, Secretary and Treasurer

Exhibit 10(l)

PERMA‑PIPE CANADA, INC. By: /s/ Michael D. Bennett
Michael D. Bennett
Vice President, Secretary and Treasurer

BANK OF AMERICA, N.A., as Agent and as a Lender By: /s/ Brian Conole
Brian Conole
Senior Vice President